Supplement dated October 15, 2018 to the

PNC Funds Prospectus,

PNC Total Return Advantage Fund Summary Prospectus, and

PNC Funds Statement of Additional Information

Each dated September 28, 2018, as supplemented

PNC Total Return Advantage Fund

(the “Fund”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectus, and statement of additional information for the Fund and should be read in conjunction with those documents.

On August 29, 2018, the Board of Trustees of PNC Funds approved the conversion of Class C shares of the Fund to Class A shares of the Fund. The conversion of Class C shares is expected to take place on or about December 10, 2018 (the “Conversion Date”).  Effective November 15, 2018 through the Conversion Date, contingent deferred sales charges (“CDSCs”), if applicable, on the Fund’s Class C shares will be waived.

No CDSCs, if applicable, will be payable in connection with this conversion. The conversion into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax advisor.

Effective on the Conversion Date, the Fund’s prospectus and SAI will be revised to delete all references to Class C shares of the Fund in their entirety.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE